Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Transition Report on Form 10-KT of Concrete Pumping Holdings, Inc. (the “Company”) for the transition period from January 1, 2018 to December 5, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce Young, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o (d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2019

/s/ Bruce Young
Name:	Bruce Young
Title:	Chief Executive Officer
(Principal Executive Officer)